UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      February 28, 2006

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information provided in item 2.03 is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            On February 28, 2006, Hickok Incorporated (the "Company") entered into a new loan agreement (the "credit agreement")  with Huntington National Bank (the "Lender"). The credit agreement expires April 30, 2006 and provides for a revolving credit facility of $1,000,000 with interest at the bank's prime commercial rate and is secured by the Company's accounts receivable, inventory, equipment and general intangibles.

Also on February 28, 2006, the Company entered into a Change in Terms Agreement (the "Change in Terms Agreement"), which extends the due date of a certain Promissory Note (the "Note"), dated February 18, 2005, executed by the Company and delivered to the Lender. After giving effect to the Change in Terms Agreement, under terms of the credit agreement and Note, the Company is required to pay the Lender all outstanding principal and all accrued unpaid interest due under the Note in one payment on April 30, 2006. In addition, the Company is required to make monthly interest payments to the Lender.

The credit agreement contains customary representations and warranties and customary covenants, including but not limited to, limitations on the Company's ability to incur liens, make acquisitions, or sell or transfer assets and stock. The credit agreement also contains affirmative covenant requirements that the Company maintain a tangible net worth of not less than $7,500,000 as of the end of each fiscal quarter, a ratio of debt to tangible net worth of not more than 1.00 to 1.00 as of the end of each fiscal quarter, and a liquidity of not less than $650,000. Upon the occurrence of certain events of default, the Company's obligations under the credit facility may be accelerated. Such events of default include failure to make ant payment when due under the credit facility, failure to comply with the terms, obligations, and covenants of the credit agreement or related documents, insolvency of the Company, certain changes in ownership, and other customary defaults.

A copy of the credit agreement and a copy of the Change in Terms Agreement are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified in its entirety by reference to those Exhibits.

Item 9.01    Financial Statements and Exhibits

            (d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Business Loan Agreement, dated February 28, 2006, by and between Hickok Incorporated and Huntington National Bank.

10.2	Change in Terms Agreement, dated February 28, 2006, by and between Hickok Incorporated and Huntington National Bank.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    March 6, 2006

EXHIBIT  INDEX

Exhibit Number	Description of Exhibit
10.1	Business Loan Agreement, dated February 28, 2006, by and between Hickok Incorporated and Huntington National Bank.

10.2	Change in Terms Agreement, dated February 28, 2006, by and between Hickok Incorporated and Huntington National Bank.